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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 15, 2007

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                     FLAGSTONE REINSURANCE HOLDINGS LIMITED
             (Exact name of registrant as specified in its charter)



            Bermuda                        001-33364             98-0481623
(State or other jurisdiction of     (Commission File Number)   (IRS Employer
        incorporation)                                       Identification No.)


            Crawford House, 23 Church Street, Hamilton HM 11, Bermuda
               (Address of principal executive offices; zip code)

       Registrant's telephone number, including area code: (441) 278-4300

  (Former name or former address, if changed since last report): Not Applicable

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02(b)    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF
                DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         On June 15, 2007, Nicholas Brumm informed Flagstone Reinsurance Holdings Limited (the "Company") that he will not stand for re-election to the Company's board of directors at the Company's 2007 annual meeting of shareholders scheduled to be held on July 20, 2007. As a result, Mr. Brumm will cease to be a member of board of directors effective as of July 20, 2007.

            A copy of the press release dated June 18, 2007 announcing Mr. Brumm's decision is attached as Exhibit 99.1 to this report.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

    (d) Exhibits:

Exhibit No.     Description
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99.1            Press Release dated June 18, 2007.






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date: June 18, 2007                      FLAGSTONE REINSURANCE HOLDINGS LIMITED

                                         By:  /s/ James O'Shaughnessy
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                                            James O'Shaughnessy
                                            Chief Financial Officer




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                                  EXHIBIT INDEX


Exhibit No.      Description
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99.1              Press Release dated June 18, 2007.